Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

MineralRite Corporation [Symbol: RITE] Reports on Key Developments for the 4th Quarter of 2025. Dallas, Texas — January 15, 2026 — MineralRite Corporation (OTCID: RITE) (“RITE” or the “Company”), a Texas-based resource development company focused on mineral recovery and strategic asset monetization, today filed a Current Report on Form 8-K and released its quarterly shareholder update summarizing developments during the fourth quarter of 2025 across key regulatory, technical, and capital-markets initiatives as the Company advances its projects and strategic plans.

The Company completed certain milestones and materially advanced other projects during the quarter, and the following summarizes the actions and items that are appropriate for public disclosure at this time:

Capital Structure Cleanup.

During the quarter, management continued its comprehensive review of its capital structure, including various legacy share issuances, as part of its on-going effort to position the Company to support future financing, strategic transactions, and long-term growth initiatives.

Strategic Planning and Capital Markets Engagement.

During the quarter, the Company engaged broker-dealers and investment banking firms on a non-exclusive, best-efforts basis in connection with contemplated financing transactions. There can be no assurance that any such financing will be completed on acceptable terms or at all.

At the beginning of the second half of 2025, management began evaluating potential acquisition targets and conducting financial, operational, and legal due diligence with respect to those targets. In furtherance of these objectives, the Company and its advisors have also been engaged with potential capital sources, including institutional investors and family offices, under appropriate confidentiality arrangements.

Qualified Person (QP) Engagement and Technical Readiness.

During the quarter, the Company formally engaged an independent Qualified Person (QP) to conduct a multi-phase technical evaluation of the Skull Valley tailings. This engagement represents an initial step toward future technical reporting and compliance with SEC mining disclosure requirements under Regulation S-K Subpart 1300.

The Company cannot predict when, if ever, this evaluation will be completed or what the outcome will be, and there is no assurance that any economically recoverable minerals will be identified or that any mineral resources or reserves will be established under S-K 1300 standards.

Arizona State Land Department (ASLD) Lease Progress.

During the quarter, the Company resubmitted its updated Mining Development Report (MDR) for the Skull Valley lease to the Arizona State Land Department, incorporating revisions requested by the State. Those revisions, including the Company’s proposed Minimum Annual Guarantee (MAG) payable to the State, were accepted.

Required insurance coverage associated with the lease was bound, and the requisite reclamation bond was obtained, satisfying the State’s bonding and financial assurance requirements.

According to the State’s online portal, the lease renewal application has progressed through several stages of review including Section Processing, Departmental Review, Appraisal, and Commissioner Approval — and is currently in the final administrative processing stage prior to issuance of final lease documentation. The Company cannot conduct mining operations at Skull Valley without this lease, and failure to obtain the lease on acceptable terms or at all would have a material adverse effect on the Company's business prospects and the value of this asset.

Final issuance of the lease remains subject to completion of administrative processing, and there can be no assurance as to timing or final terms.

Operational Focus and Monetization Framework.

The Company’s current operational focus remains the Skull Valley mine-tailings project. Ongoing efforts during the quarter included continued reviews of engineering, permitting, technical evaluation, and regulatory work. The Company has not yet completed the technical evaluation required under SEC Regulation S-K Subpart 1300 and cannot provide estimates of mineral resources or reserves at this time. Until such technical evaluation is completed by a qualified person in accordance with S-K 1300 requirements, investors should not assume that the Skull Valley project contains any economically recoverable minerals or that the project will generate any revenues or profits.

Management continues to evaluate potential strategic opportunities, including acquisitions, monetization strategies and joint venture arrangements to complement its intended future operations. These initiatives are designed to support near- and intermediate-term revenue opportunities while leveraging the Company’s existing assets and technical groundwork.

“The Company is undergoing transformative change, and we believe that significant progress was made during the fourth quarter,” said James Burgauer, CEO of MineralRite. “We advanced critical technical, regulatory, and strategic initiatives, while continuing to execute a disciplined plan focused on compliance and technical readiness."

“As the Company continues its foundational shift to a fully reporting issuer,” Burgauer added, “management is operating with heightened attention to the disclosure, governance, and compliance requirements applicable to public companies, including Regulation FD and the Securities Act of 1933 and the Securities Exchange Act of 1934. Management continues to work closely with legal counsel to ensure that the Company’s communications, disclosures, and capital-markets communications and activities are conducted thoughtfully and in full compliance with applicable regulatory standards.”

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About MineralRite Corporation

MineralRite Corporation is a resource development company engaged in the evaluation, and potential future recovery and monetization, of mineral assets and related operations. The Company is in the early stages of development and has not yet established any mineral resources or reserves under SEC Regulation S-K Subpart 1300, nor does it currently have any revenue-generating operations.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward-Looking Statements: Certain information set forth in this communication contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) the timing, terms, and completion of any financing or capital markets initiatives; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; (viii) future liquidity, working capital, and capital requirements; (ix) statements regarding the potential value or economic viability of the Skull Valley project absent completed S-K 1300-compliant technical reports; (x) statements regarding the expected benefits of commodity price trends; (xi) statements regarding investor or market interest in the Company's assets; and (xii) statements regarding the Company's ability to obtain the ASLD lease and the timing thereof. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this communication are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially include, but are not limited to: (i) the Company's inability to obtain the ASLD lease on acceptable terms or at all; (ii) the absence of any established mineral resources or reserves under SEC Regulation S-K Subpart 1300; (iii) the speculative nature of mineral exploration and the possibility that no economically recoverable minerals exist at the Skull Valley project; (iv) volatility in commodity prices for gold, silver, and other minerals; (v) the Company's ability to obtain financing on acceptable terms; (vi) regulatory and permitting risks; (vii) technical and operational risks associated with mineral recovery; (viii) the Company's limited operating history and lack of revenue-generating operations; and (ix) the early stage of the Company's projects and operations. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.